SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 9, 2002
                         Date of earliest event reported


                               BizCom U.S.A., Inc.
             (Exact name of registrant as specified in its charter)



        Florida                         000-49812               65-0681772
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


     5440 N.W. 33rd Avenue, Suite 106, Fort Lauderdale, Florida, 33309-6338
          (Address of principal executive offices, including zip code)


                                 (954) 714-0028
               Registrant's telephone number, including area code


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  See Press Release attached hereto as Exhibit 99.1

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

                  (a)      Financial Statement - Not Applicable

                  (b)      Exhibits

                           Exhibit 99.1 - Press Release dated July 22, 2002

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not Applicable


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIZCOM U.S.A., INC.


Date: July 22, 2002                            By: /s/ Hanan Klein
                                                   -----------------------------
                                                   Hanan Klein, President

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